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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


    Date of Report (Date of earliest event reported)          March 14, 2001
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                             AIRTRAN HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



Nevada                                 0-26914                   58-2189551
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
 of incorporation)                                           Identification No.)


9955 AirTran Boulevard, Orlando, Florida                           32827
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (407) 251-5600
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits.
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(c)  Exhibits.  The following exhibit is filed with this Report:

     99.1 - Press Release of AirTran Holdings, Inc. (March 13, 2001)


Item 9. Regulation FD Disclosure.
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     On March 13, 2001, AirTran Holdings, Inc. issued a press release filed herewith as Exhibit 99.1. Today, the company provides additional information about its earnings estimates for the first quarter 2001. The confirmation of the company's earnings estimates for the first quarter 2001 set forth in yesterday's press release are based on an estimated 71.5 million diluted shares outstanding (vs. 69.7 million diluted shares outstanding at the end of the fourth quarter of 2000) and an annual effective tax rate of 10-12%. The increase in the company's diluted shares is a result of the rise in the company's stock price and the effect on unexercised stock options. Further fluctuations in the company's stock price may also affect the final calculation of first quarter 2001 diluted shares outstanding.

     The information contained in this Form 8-K, including Exhibit 99.1, contains forward-looking statements. Statements regarding AirTran Holdings, Inc.'s growth in earnings as well as statements about its financial and operational performance, future profitability, and their impact on 2001 and beyond are forward-looking statements and are not historical facts. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the company's SEC filings, including but not limited to our annual report on Form 10-K for the year ended December 31, 1999. AirTran Holdings, Inc. disclaims any obligation or duty to update or correct any of its forward-looking statements.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRTRAN HOLDINGS, INC.



                                        By: /s/ Stanley J. Gadek
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                                           Name:  Stanley J. Gadek
                                           Title: Senior Vice President-Finance
                                                  and Chief Financial Officer

Dated: March 14, 2001

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